Exhibit 10.1

March 13, 2011

VIA E-MAIL AND FEDERAL EXPRESS

To the Persons listed on Schedule I hereto, Schedule II hereto and GKK Stars Junior Mezz 2 LLC
c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, New York 10170
Attention:	Robert R. Foley, Chief Operating Officer and
Timothy J. O'Connor, President

Re:  Omnibus Extension of Loan Agreements

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Loan Agreement, dated as of April 1, 2008 (as amended by that certain Amendment to Loan Agreement, dated as of August 22, 2008, and as further amended by that certain Second Amendment to Loan Agreement (the “Second Amendment”), dated as of March 9, 2010, the “Mortgage Loan Agreement”), by and among the parties identified as “Mortgage Borrower” on Schedule I hereto (collectively, the “Mortgage Borrower”) and Goldman Sachs Commercial Mortgage Capital, L.P. (as predecessor-in-interest to Goldman Sachs, “Goldman”), Citicorp North America, Inc. (“Citi”), and SL Green Realty Corp. (“SL Green,” and collectively with Goldman and Citi, the “Mortgage Lender”), and (ii) that certain Amended and Restated Senior Mezzanine Loan Agreement, effective as of August 22, 2008, as amended by that certain Amendment to Amended and Restated Loan Agreement (the “Senior Mezz Amendment”), dated as of March 9, 2010 (the “Senior Mezzanine Loan Agreement”), by and between KBS Debt Holdings, LLC (“Senior Mezzanine Lender”), as successor-in-interest to Goldman and Citi, and the parties identified as “Senior Mezzanine Borrower” on Schedule II hereto (collectively, the “Senior Mezzanine Borrower”), a 56.25% participation in which was acquired by KBS GKK Participation Holdings I, LLC (“KBS Participation Holdings I”) and then sold to Goldman pursuant to that certain Master Repurchase Agreement, dated as of August 22, 2008, between KBS Participation Holdings I and Goldman and a 43.75% participation in which was acquired by KBS GKK Participation Holdings II, LLC (“KBS Participation Holdings II”, and collectively with KBS Participation Holdings I, “KBS”) and then sold to Citi pursuant to that certain Master Repurchase Agreement, dated as of August 22, 2008, between KBS Participation Holdings II and Citi and (iii) that certain Junior Mezzanine Loan Agreement, dated as of August 22, 2008, as amended by that certain Amendment to Junior Mezzanine Loan Agreement (the “Junior Mezz Amendment”), dated as of March 9, 2010 (the “Junior Mezzanine Loan Agreement”), by and between Goldman, Citi and SL Green (collectively, the “Junior Mezzanine Lender” and collectively with Mortgage Lender and Senior Mezzanine Lender, the “Lender”) and GKK Stars Junior Mezz 2 LLC (the “Junior Mezzanine Borrower”, and collectively with the Mortgage Borrower and Senior Mezzanine Borrower, the “Borrower”).  Capitalized terms not defined herein shall have the meanings set forth in the Mortgage Loan Agreement.  References in this Extension Agreement to the “Loans,” the “Loan Agreements,” or the “Loan Documents” shall be deemed to collectively refer to the Loan, the Mezzanine Loan and the Junior Mezzanine Loan; the Loan Documents, the Mezzanine Loan Documents and the Junior Mezzanine Loan Documents; and the Mortgage Loan Agreement, the Senior Mezzanine Loan Agreement and the Junior Mezzanine Loan Agreement, as applicable.

Pursuant to Paragraph 1 of that certain Extension Agreement, dated as of March 11, 2011, by and between Borrower, Guarantor, Whole Loan Guarantor, Lender, and KBS, the scheduled maturity date of the Loans (the “Maturity Date”) will occur on March 13, 2011.  Borrower has requested that Lenders enter into this agreement to extend the Maturity Date (“Extension Agreement”) until 11:59 PM on April 15, 2011 (eastern standard time) (the period from March 13, 2011 until 11:59 PM on April 15, 2011 (eastern standard time) referred to herein as the “Extension Period”).  Lenders have agreed to the same, under terms and conditions set forth in this Extension Agreement.

1.	As a condition precedent to the effectiveness of this Extension Agreement:

a.
No later than 5:00 PM (eastern standard time) on March 14, 2011, Gramercy Capital Corp. ("Guarantor") shall pay to an account designated by Citi and Goldman the sum of $3,500,000 (“Extension Fee”).  No later than 5:00 PM (eastern standard time) on March 14, 2011, Guarantor shall send a Fed Reference Number evidencing such payment via E-Mail to [Intentionally Omitted], [Intentionally Omitted], and [Intentionally Omitted].  The Extension Fee will be non-refundable, and shall be applied first towards amounts, if any, that may be due and payable now or in the future by Guarantor to Lender (it being understood that Guarantor is not conceding that such an obligation exists) and the balance of the Extension Fee shall be applied to costs and expenses which Borrower is otherwise responsible for and which are required to be paid by Borrower or Guarantor to, or at the direction of, the Lender. For the avoidance of doubt, this Extension Agreement shall become effective as of 12:00 AM (eastern standard time) on March 14, 2011; provided, however, that Guarantor’s failure to pay the Extension Fee and provide evidence of the same as described above prior to 5:00 PM (eastern standard time) on March 14, 2011 shall result in the immediate termination of this Extension Agreement.

b.
No later than 5:00 PM (eastern standard time) on March 17, 2011, Borrower shall provide Lender with a list of all parties (“Existing CA Parties”) with whom it has executed the confidentiality agreements described under the heading “Potential Transaction Detail” in Exhibit A hereto.  Thereafter, upon reasonable request from Lender, Borrower shall provide Lender with a list of all parties with whom it has executed confidentiality agreements regarding Borrower and/or any property held by Borrower in the previous 18 months.

2.
The purpose of this Extension Agreement is to (a) consider proposals towards a long-term extension of the Loan, and (b) explore an orderly transition of Borrower’s assets to the Lender; provided that no party shall have any obligation to transact in the manners described above or approve or enter into any agreement described in clause (a) or (b) above unless it approves such transaction and/or documentation in its sole and absolute discretion.

3.
The first sentence of Section 1.3(a) of each of the Mortgage Loan Agreement, the Senior Mezzanine Loan Agreement and the Junior Mezzanine Loan Agreement shall be deleted in their entirety and replaced with the following:

"On each Payment Date, Borrower shall pay interest on the Principal Indebtedness for the Interest Accrual Period in which such Payment Date falls at a rate per annum equal to the greater of:

(i)	the sum of LIBOR, determined as of the Interest Determination Date immediately preceding such Interest Accrual Period, plus the Spread; or

(ii)	1% per annum in excess of the Prime Rate from time to time.

4.
As of March 12, 2011 and for all times thereafter, the Spread under the Mortgage Loan shall mean 5.99%, the Spread under the Senior Mezzanine Loan shall mean 9.2%, and the Spread under the Junior Mezzanine Loan shall mean 10%.

5.	The definition of "Default Rate" shall be deleted in its entirety.

6.
During the Extension Period, Borrower shall cooperate with Lender's effort to conduct asset-level due diligence with respect to Borrower and its subsidiaries.  Borrower's cooperation shall include, but not be limited to, delivery of the items set forth on Exhibit A hereto to Lender.  The list set forth on Exhibit A shall be representative, but not exhaustive, of the asset-level diligence and Borrower shall provide such other asset-level diligence items, to the extent the same exist, during the Extension Period as may be reasonably requested by Lender.

7.
(a) Borrower acknowledges that pursuant to the Mortgage Loan Agreement, the Senior Mezzanine Loan Agreement or the Junior Mezzanine Loan Agreement, Lender may share any information it receives regarding the Borrower, its Affiliates and/or any property held by Borrower and/or its Affiliates with any third party.

(b) Notwithstanding the foregoing clause (a), Lender shall only provide information it receives pursuant to Paragraph 6 that is not otherwise delivered to Lender pursuant to the regular reporting requirements under the Loan Agreements to third parties subject to (i) such third parties (collectively, "Lender CA Parties") entering into confidentiality agreements with Lender or its agents that contain the same or substantially similar key provisions as contained on the form attached as Exhibit B hereto, (ii) Lender or its agents informing Borrower and Guarantor of the existence of, and the parties to, the confidentiality agreements within three (3) business days following execution of the same, and (iii) Lender maintaining compliance with all applicable securities laws (and related regulations), consistent with the provisions of the confidentiality agreement form attached as Exhibit B hereto. Any restrictions contained in electronic data rooms which pertain to the sharing of information shall be superseded by the confidentiality agreements entered into pursuant to this Paragraph 7, and shall not be applicable to Lender or any Lender CA Party that signs a confidentiality agreement pursuant to this Paragraph 7. Borrower and Guarantor shall be third party beneficiaries of any confidentiality agreement entered into in connection with this Paragraph 7. The requirement to enter into confidentiality agreements pursuant to this Paragraph 7 shall terminate upon the earlier to occur of (A) the first anniversary of the end of the Extension Period, and (B) Lender’s completion of foreclosure proceedings against the assets that such confidential information pertains to. For the avoidance of doubt, Lender’s affiliates and counsel shall not be deemed to be third parties.

8.
Borrower and Guarantor may share information regarding the Borrower, its Affiliates and/or any property held by Borrower and/or its Affiliates with any third party, subject to (i) such third parties (collectively, "Company CA Parties") entering into confidentiality agreements with Borrower and Guarantor or their agents that contain the same or substantially similar key provisions as contained on the form attached as Exhibit B hereto, (ii) Borrower and Guarantor or its agents informing Lender of the existence of, and the parties to, the confidentiality agreements within three (3) business days following execution of the same, and (iii) Borrower and Guarantor maintaining compliance with all applicable securities laws (and related regulations), consistent with the provisions of the confidentiality agreement form attached as Exhibit B hereto. Any restrictions contained in electronic data rooms which pertain to the sharing of information shall be superseded by the confidentiality agreements entered into pursuant to this Paragraph 8, and shall not be applicable to any Company CA Party that signs a confidentiality agreement pursuant to this Paragraph 8. Lender shall be a third party beneficiary of any confidentiality agreement entered into in connection with this Paragraph 8.  Borrower shall have the right, but not the obligation, to amend any confidentiality agreement with an Existing CA Party in a manner which is substantially consistent with the provisions and restrictions of any confidentiality agreement entered into pursuant to Paragraph 7.

9.
Lender shall provide Borrower with prior notice that it intends to engage in discussions with Existing CA Parties before engaging in any such discussions. Any provision in confidentiality agreements with Existing CA Parties that restricts such parties from engaging in discussions with Lender shall be rendered null and void.  In addition, Borrower and Guarantor may engage in discussions with any Lender CA Party and Lender may engage in discussions with any Company CA Party, in each case subject to providing prior notice to Borrower and Guarantor or Lender, as applicable, before engaging in any such discussions.  Borrower, Guarantor and Lender agree that any discussions with third parties regarding the Loans will be of a commercial nature and will not be entered into with intent to disparage any party to this Extension Agreement.

10.
During the Extension Period, Borrower shall be permitted to make Permitted Distributions only in accordance with Section 3.7 of the Mortgage Loan Agreement, Section 3.5 of the Senior Mezzanine Loan Agreement and Section 3.6 of the Junior Mezzanine Loan Agreement, provided that any Permitted Distributions made in accordance with this Paragraph 10 shall be prorated to account for any partial fiscal quarters.

11.
During the Extension Period Guarantor and Borrower shall continue to operate their properties and assets in the ordinary course. Borrower shall pay all invoices related to its properties and assets as they come due. If Borrower fails to pay any invoice related to its properties and assets as it comes due, Borrower and Guarantor shall promptly inform Lender of the same (“Invoice Notice”). Upon (a) receipt of the Invoice Notice, or (b) Borrower’s failure to pay invoices and provide evidence of the same to Lender within two (2) business days after Lender’s notice to Borrower that such invoices have not been paid, Lender shall, upon the occurrence of either (a) or (b), have the right, but not the obligation, to, upon notice to the Borrower (i) deem the Maturity Date to be the date of the giving of such notice, and/or (ii) terminate the Extension Period effective as of the date of the giving of such notice.

12.	Each of Borrower and Guarantor represents and warrants, with respect to itself, as follows:

a.
Each of Borrower and Guarantor has all necessary corporate and/or limited liability company power, authority and legal right to execute, deliver and perform its obligations under this Extension Agreement; the execution, delivery and performance by each of Borrower and Guarantor of this Extension Agreement and the transactions contemplated hereunder have been duly authorized by all necessary corporate or other action on its part; and this Extension Agreement has been duly and validly executed and delivered by Borrower and Guarantor and constitutes a legal, valid and binding obligation of Borrower and Guarantor, enforceable against each of them in accordance with its terms;

b.
No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by Borrower or Guarantor of this Extension Agreement or for the legality, validity or enforceability hereof; and

c.
From and after March 9, 2010, Guarantor, Borrower and their Affiliates have at all times been in compliance with Section 3.7 of the Mortgage Loan Agreement, Section 3.5 of the Senior Mezzanine Loan Agreement and Section 3.6 of the Junior Mezzanine Loan Agreement.

13.	Each Lender represents and warrants, with respect to itself, as follows:

a.
Each of Lender has all necessary corporate and/or limited liability company power, authority and legal right to execute, deliver and perform its obligations under this Extension Agreement; the execution, delivery and performance by each Lender of this Extension Agreement and the transactions contemplated hereunder have been duly authorized by all necessary corporate or other action on its part; and this Extension Agreement has been duly and validly executed and delivered by Lender and constitutes a legal, valid and binding obligation of Lender, enforceable against each of them in accordance with its terms;

b.
No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by Lender of this Extension Agreement or for the legality, validity or enforceability hereof; and

c.
Goldman represents and warrants that it, or its affiliate, currently owns 48.2% of the Mortgage Loan, 56.25% of the Senior Mezzanine Loan (subject to the KBS Master Repurchase Agreement), and 48.2% of the Junior Mezzanine Loan.  Citi represents and warrants that it, or its affiliate, currently owns 37.5% of the Mortgage Loan, 43.75% of the Senior Mezzanine Loan (subject to the KBS Master Repurchase Agreement), and 37.5% of the Junior Mezzanine Loan.  SL Green represents and warrants that it currently owns 14.3% of the Mortgage Loan and 14.3% of the Junior Mezzanine Loan.  Each Lender represents and warrants that it has not sold, transferred or otherwise conveyed its interests in the loans.

14.	The Maturity Date of the Mortgage Loan, the Senior Mezzanine Loan and the Junior Mezzanine Loan shall be April 15, 2011.

15.
This Extension Agreement and all communications concerning this Extension Agreement are subject in their entirety to that certain Pre-Negotiation Agreement, dated as of October 25, 2010, entered into between Lender (other than KBS and Senior Mezzanine Lender) and Borrower, Guarantor and Whole Loan Guarantor (the “PNA”).  KBS and Senior Mezzanine Lender shall be deemed to be parties to the PNA as if they entered into the PNA as a lender party with the other Lenders on October 25, 2010, such that KBS and Senior Mezzanine Lender shall be subject to all obligations imposed, and entitled to all protections afforded, thereunder as of October 25, 2010.

16.
This Extension Agreement may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Extension Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signature delivered by a party by facsimile transmission or electronic mail shall be deemed an original signature hereto.

17.
This Extension Agreement shall not be a binding obligation of any party hereto until such time as all of the signatories hereto have executed and delivered this Extension Agreement.  Notwithstanding the foregoing, the inclusion of any individual Lender party as a signatory hereto shall not be interpreted to mean that the consent of such individual Lender party is required pursuant to any existing agreement among the Lender parties.

18.
Each of the parties hereto expressly reserves any and all rights and remedies available under the Loan Documents, at law and in equity.  No delay, waiver or failure to exercise by Lender in exercising any right, remedy, power or privilege hereunder or under the Loan Documents shall preclude any other or further exercise thereof, or the exercise of any other right, remedy power or privilege.  Except as modified hereby, the Loan Documents are and shall remain in full force and effect. Except as expressly set forth herein, nothing contained herein shall be construed or interpreted as a modification or amendment of the Loan Documents in any way.

19.
This Extension Agreement shall be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.  The parties hereto hereby agree that any suit for the enforcement of this Extension Agreement may be brought in the courts of the State of New York sitting in New York County or any Federal Court sitting in New York County and consent to the exclusive jurisdiction of such Court.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, for good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed, the parties hereto have executed and delivered this Extension Agreement as of the date first hereinabove set forth.  This letter agreement shall be of no force and effect unless signed by each of the parties set forth below.

MORTGAGE BORROWER:

The entities listed on Schedule I to this signature page

By:	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Operating Officer

SENIOR MEZZANINE BORROWER:

The entities listed on Schedule II to this signature page

By:	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Operating Officer

JUNIOR MEZZANINE BORROWER:

GKK STARS JUNIOR MEZZ 2 LLC, a Delaware limited liability company

By:	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Operating Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GUARANTOR:

GRAMERCY CAPITAL CORP., a Maryland corporation

By:	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Operating Officer

WHOLE LOAN GUARANTOR:

GKK STARS JUNIOR MEZZ I, LLC, a Delaware limited liability company

By:	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Operating Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

MORTGAGE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	Goldman Sachs Real Estate Funding
Corp., its general partner

By:	/s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory

CITICORP NORTH AMERICA, INC., a New York corporation

By:	/s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Director

SL GREEN REALTY CORP., a Maryland corporation

By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

KBS:

KBS GKK PARTICIPATION HOLDINGS I, LLC, a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE
INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

			By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBS GKK PARTICIPATION HOLDINGS II, LLC, a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE
INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

			By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SENIOR MEZZANINE LENDER:

KBS DEBT HOLDINGS, LLC, a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

	By:	KBS REAL ESTATE
INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

		By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Consented, acknowledged and agreed:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	Goldman Sachs Real Estate Funding
Corp., its general partner

By:		/s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory

CITICORP NORTH AMERICA, INC., a New York corporation

By:	/s/ Michael M. Schadt
	Name:	Michael M. Schadt
	Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

JUNIOR MEZZANINE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:		Goldman Sachs Real Estate Funding
Corp., its general partner

By:		/s/ Mark J. Buono
	Name:		Mark J. Buono
	Title:		Authorized Signatory

CITICORP NORTH AMERICA, INC., a New York corporation

By:		/s/ Michael M. Schadt
		Name:	Michael M. Schadt
		Title:	Director

SL GREEN REALTY CORP., a Maryland corporation

By:	/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Executive Vice President

Exhibit 10.1

Schedule I

MORTGAGE BORROWERS

1.	Dresher Court Realty, L.P.
2.	First States Investors 105, LLC (PA)
3.	First States Investors 107, LLC (AR)
4.	First States Investors 117, LLC (FL)
5.	First States Investors 118, LLC (FL)
6.	First States Investors 147, LLC (IA)
7.	First States Investors 154, LLC (NJ)
8.	First States Investors 157, LLC (NJ)
9.	First States Investors 2017, LLC
10.	First States Investors 2100, L.P. (NC)
11.	First States Investors 2102, L.P. (NC)
12.	First States Investors 2103, L.P. (NC)
13.	First States Investors 2104, L.P. (NC)
14.	First States Investors 2105, L.P. (NC)
15.	First States Investors 2106, L.P. (NC)
16.	First States Investors 2107, L.P. (NC)
17.	First States Investors 2108, L.P. (NC)
18.	First States Investors 2110, LLC (VA)
19.	First States Investors 2208, LLC (DE)
20.	First States Investors 230, L.P. (NC)
21.	First States Investors 2550A, LLC (DE)
22.	First States Investors 3004, Limited Partnership (FL)
23.	First States Investors 3014, LLC (GA)
24.	First States Investors 3022, L.P. (NC)
25.	First States Investors 3024, L.P. (NC)
26.	First States Investors 3028, L.P. (NC)
27.	First States Investors 3033, L.P. (NC)
28.	First States Investors 3034, LLC (SC)
29.	First States Investors 3035, LLC (SC)
30.	First States Investors 3043, LLC (SC)
31.	First States Investors 3048, LLC (VA)
32.	First States Investors 3061, LLC (NJ)
33.	First States Investors 3067, LLC (VA)
34.	First States Investors 3076, LLC (GA)
35.	First States Investors 3077, LLC (GA)
36.	First States Investors 3081, Limited Partnership
37.	First States Investors 3086, LLC (PA)
38.	First States Investors 3087, LLC (VA)
39.	First States Investors 3089, LLC (VA)
40.	First States Investors 3090, LLC (FL)
41.	First States Investors 3091, LLC (GA)
42.	First States Investors 3093, LLC (VA)
43.	First States Investors 3098, LLC (VA)
44.	First States Investors 3099, LLC (VA)
45.	First States Investors 3103, LLC (GA)
46.	First States Investors 3108, LLC (NJ)
47.	First States Investors 3114, LLC (TN)
48.	First States Investors 3151, LLC (FL)
49.	First States Investors 3179, Limited Partnership (DE)
50.	First States Investors 3187, Limited Partnership (DE)
51.	First States Investors 3195, L.P. (TX)
52.	First States Investors 3300, LLC

53.	First States Investors 3601, LLC (FL)
54.	First States Investors 3632, LLC (FL)
55.	First States Investors 3642, LLC (NJ)
56.	First States Investors 3647, L.P. (PA)
57.	First States Investors 40, LLC (MO)
58.	First States Investors 4000C, LLC (DE)
59.	First States Investors 4029, LLC (DE)
60.	First States Investors 4043, LLC (GA)
61.	First States Investors 4044, LLC (DE)
62.	First States Investors 4048, LLC (DE)
63.	First States Investors 4055, LLC (DE)
64.	First States Investors 4062, LLC (DE)
65.	First States Investors 4067, LLC (DE)
66.	First States Investors 4081, LLC (DE)
67.	First States Investors 4085, LLC (DE)
68.	First States Investors 4100B, L.P. (DE)
69.	First States Investors 4150, LLC (DE)
70.	First States Investors 4413, LLC (DE)
71.	First States Investors 4499, LLC (DE)
72.	First States Investors 4500, LLC (DE)
73.	First States Investors 5000B, LLC (DE)
74.	First States Investors 77, L.P. (FL)
75.	First States Investors 922, LLC (IL)
76.	First States Investors 923, L.P. (DE)
77.	First States Investors 926 L.P.
78.	First States Investors 927, LLC (DE)
79.	First States Investors Branch One, L.P. (DE)
80.	First States Investors GS Pool A, L.P. (DE)
81.	First States Investors GS Pool B, L.P. (DE)
82.	First States Investors GS Pool C, L.P.
83.	First States Investors Realty, LLC (DE)
84.	First States Partners No. 201, L.P.
85.	First States Partners No. 203, LLC (NJ)
86.	First States Partners No. 213, LLC (NJ)
87.	First States Partners No. 216, L.P. (PA)
88.	First States Partners No. 236 L.P. (PA)
89.	First States Properties No. 12, LLC (PA)
90.	First States Properties No. 15, LLC (PA)
91.	First States Properties No. 19, LLC (PA)
92.	First States Properties No. 34, LLC (PA)
93.	First States Properties No. 35, LLC (PA)
94.	First States Properties No. 37, LLC (PA)
95.	First States Properties No. 41, LLC (PA)
96.	First States Properties No. 43, LLC (PA)
97.	First States Properties No. 49, LLC (PA)
98.	First States Properties No. 51, LLC (PA)
99.	First States Properties No. 52, LLC (PA)
100.	First States Properties No. 56, LLC (PA)
101.	First States Properties No. 59, LLC (PA)
102.	First States Properties No. 62, LLC (PA)
103.	First States Properties No. 67, LLC (PA)
104.	First States Properties No. 71, LLC (PA)
105.	First States Properties No. 73, LLC (PA)
106.	First States Properties No. 75, LLC (PA)
107.	First States Properties No. 9, LLC (PA)
108.	First States Realty Corp., LLC

SCHEDULE II

SENIOR MEZZANINE BORROWERS

1.	American Financial TRS, Inc. (DE)
2.	First States Investors 104 Holdings, L.P. (DE)
3.	First States Investors 240 Holdings, LLC (DE)
4.	First States Investors 241 Holdings, LLC (DE)
5.	First States Investors 3300 Holdings, LLC (DE)
6.	First States Investors 4400A, L.P. (DE)
7.	First States Investors 4100, LLC (DE)
8.	First States Investors 4600 Holdings, LLC (DE)
9.	First States Investors 5000, LLC (DE)
10.	First States Investors 6000, L.P.
11.	First States Investors 801, L.P. (PA)
12.	First States Investors 923 Holdings, L.P.
13.	First States Investors 927 Holdings, LLC
14.	First States Investors Asset Group A, L.P.
15.	First States Investors GS Pool A Holdings, LLC (DE)
16.	First States Investors GS Pool B Holdings, LLC (DE)
17.	First States Investors, L.P. (DE)
18.	First States Partners III, L.P. (DE)
19.	First States Partners, L.P. (DE)
20.	First States Properties, L.P. (PA)
21.	First States Wilmington JV, L.P

EXHIBIT A

REQUESTED ASSET-LEVEL FINANCIAL INFORMATION

Projected and Historical Cash Flow Detail
Detailed historical weekly Gramercy Realty cash disbursements the first such report to be provided on March 21, 2011 for the week of March 14, 2011 and thereafter, on a weekly basis, on the third business day following the preceding week end.  A 3-month cash flow forecast to be provided on March 18, 2011 for the months of March, April and May, with a variance to plan and narrative description for any material variances provided by April 10, 2011 for the prior month, with detail to include material scheduled payments per month including but not limited to payroll, rent/overhead expenses, real estate taxes, principal and interest payments for the first 2 months of the forecast.

Projected Financial Information
The latest consolidated projections for Gramercy Realty that include projected property and tenant level information in a DYNA, or, if available, ARGUS, file format.

Asset Level Detail
Capital expenditures by property for 2009, 2010 and projections for 2011.  Occupancy percentage by property at year end for 2009, 2010 and 2011 and the latest month end period; including, to the extent such information exists, the dark percentage for each property, as well as categorization for each property as repositioning, redevelopment, value floor, and such other applicable designations.

Property level summaries (i.e., Tear Sheets) for properties for which they are currently available, property level budgets and leasing status reports. Any updated environmental issues grid, if updated since the 2008 mezzanine debt transaction closing.  Additionally, if available, fact sheets, operating plans, flash reports and any third-party property reports prepared by any property manager in the last eighteen months.

Potential Transaction Detail
Names of any parties currently under confidentiality agreements (or who have executed confidentiality agreements in the last 18 months) in conjunction with the potential recapitalization, financing, restructuring or sale of Gramercy Realty (a “Realty Strategic Alternative”), as well as an overview of any proposals made by such party and any presentation or other marketing documents related to any Realty Strategic Alternative presented in the last eighteen months to third parties subject to confidentiality agreements (representative samples of the presentation are desired, not every presentation).  Access to any data rooms with the same access status provided to third parties considering a Realty Strategic Alternative.

Transfer Taxes Analyses
Any analyses prepared on behalf of Gramercy Realty or Gramercy Capital, Inc. with respect to potential transfer taxes associated with a Realty Strategic Alternative.

EXHIBIT B

SAMPLE FORM OF CONFIDENTIALITY AGREEMENT

See Attached.